EXHIBIT 10.15

TERMINATION AGREEMENT

(UMSS97-14)

AGREEMENT (the “AGREEMENT”) made and entered into this 26 day of June, 2009 (the “Effective Date”), by and between the University of Miami and its School of Medicine (“UNIVERSITY”) and HEAT BIOLOGICS, INC., a Delaware corporation (“HEAT BIOLOGICS”).

WITNESSETH:

WHEREAS, UNIVERSITY and HEAT BIOLOGICS entered into that certain License Agreement dated the 11th day of July, 2008, and Amendment thereto dated April 29, 2009, relating to the technology and product currently identified as the Podack Cancer Vaccine (UMSS-114), and

WHEREAS, UNIVERSITY AND HEAT BIOLOGICS entered into that certain Stockholders Agreement dated the 11th day of July, 2008, together with the University of Miami Investor Rights Agreement effective July 11, 2008, and the Common Stock Subscription Agreement dated July 1, 2008, (hereinafter collectively referred to as the “Stock Agreements”), granting to the UNIVERSITY certain stock ownership rights and rights to participate in future stock offerings by HEAT BIOLOGICS; and

WHEREAS, UNIVERSITY and HEAT BIOLOGICS presently desire to mutually terminate the Stock Agreements.

NOW THEREFORE, for the mutual promises and other good and valuable consideration contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

UNIVERSITY and HEAT BIOLOGICS mutually agree to terminate the Stock Agreements, effective immediately.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of the date set forth below.

UNIVERSITY OF MIAMI

By:	/s/ Bart Chernow	Date:	6/30/09
Name:	Bart Chernow, M.D.
Title:	Director of UM Innovation	BART CHERNOW. M.D., MACP VICE PROVOST FOR TECHNOLOGY ADVANCEMENT VICE PRESIDENT FOR SPECIAL PROGRAMS & RESOURCE STRATEGY PROFESSOR OF MEDICINE AND ANESTHESIOLOGY
Vice Provost of Technology Advancement

HEAT BIOLOGICS, INC.

By:	/s/ Jeffrey Wolf	Date:	June 26, 2009
Jeffrey Wolf, President

*

If Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

Number of Shares Subscribed for: 300,000 Shares
Purchase Price: $30.00

UNIVERSITY OF MIAMI
Name(s) Exactly as to Appear on Stock Certificate

Signature	Signature (if purchasing jointly)

UNIVERSITY OF MIAMI
Name Typed or Printed	Name Typed or Printed

c/o Diane Cook
Residence Address	Residence Address

250 Ashe Building

Coral Gables, Florida 33124
City, State and Zip Code	City, State and Zip Code

(305) 284-6297
Telephone	Telephone

59-0624458
Tax Identification or Social Security Number	Tax Identification or Social Security Number

This Common Stock Subscription Agreement, including a subscription contained herein is agreed to and accepted as of July 7, 2009.

HEAT BIOLOGICS I, INC., a Delaware corporation

By:	/s/ Jeffrey Wolf
Its:	President

CERTIFICATE OF SIGNATORY

(To be completed if Shares are being subscribed for by an entity)

                                          BART CHERNOW. M.D., MACP

                       VICE PROVOST FOR TECHNOLOGY ADVANCEMENT

        VICE PRESIDENT FOR SPECIAL PROGRAMS & RESOURCE STRATEGY

I,                     PROFESSOR OF MEDICINE AND ANESTHESIOLOGY                     of

   UNIVERSITY OF MIAMI           (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares, and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 6th day of July, 2009.

UNIVERSITY OF MIAMI
a Florida non-profit corporation:

By:	/s/ Bart Chernow
Name:	Bart Chernow, M.D.
Title:	Director of UM Innovation
Vice Provost of Technology Advancement